UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: October 28, 2008

CHINA AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

Florida	65-0636168
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 Exchange Place, Suite 500, Jersey City NJ	07302
(Address of principal executive offices)	(Zip Code)

(646) 367-1747
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05             Amendments to the Registrant’s Code of Ethics

On October 28, 2008 the Registrant’s Board of Directors adopted the “Code of Ethics of China Aoxing Pharmaceutical Company, Inc.”  The Code replaced the code of ethics previously in effect.  The Code of Ethics is applicable to all members of the Board of Directors, officers and employees of China Aoxing and its subsidiaries.

Item 8.01             Other Events

On November 25, 2009, the Board of Directors reconstituted the committees of the Board.  The committees of the Board now consist of:

Audit Committee
Howard David Sterling (Chairman)
Guozhu Xu

Compensation and Stock Option Committee
John O’Shea (Chairman)
Guozhu Xu

Nominating and Corporate Governance Committee
John O’Shea (Chairman)
Howard David Sterling

Item 9.01             Financial Statements and Exhibits

Exhibits

14	Code of Ethics of China Aoxing Pharmaceutical Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Aoxing Pharmaceutical Company, Inc.
Dated: November 30, 2009	By:/s/ Zhenjiang Yue
ZhenjiangYue, Chief Executive Officer